Exhibit 99.1

2011 Investor & Analyst Conference June 1, 2011 New York

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-wholly owned subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Agenda MarkWest Overview Frank Semple Operations Overview John Mollenkopf Growth and Expansion Opportunities Randy Nickerson Financial Overview Nancy Buese Closing Comments Frank Semple Questions & Answers 4

MarkWest Overview Frank Semple

MarkWest Key Investment Considerations

High-Quality, Diversified Assets	• Leading presence in five core natural gas producing regions of the U.S. • Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation
Proven Track Record of Growth and Customer Satisfaction	• No incentive distribution rights, which drives a lower cost of capital • Distributions have increased by 168% (12% CAGR) since IPO • ~$2.2 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO • Proven ability to expand organizational capabilities • Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey
Substantial Growth Opportunities	• 2011 growth capital forecast of $650 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation) • Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin • Long-term organic growth opportunities focused on resource plays

Strong Financial Profile	• Committed to maintaining strong financial profile
	  ◦ Debt to book capitalization of 49%
	  ◦ Debt to Adjusted EBITDA of 3.8x
	  ◦ Adjusted EBITDA to Interest Expense of 3.6x
	  ◦ Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P. 6

Geographic Footprint



Corporate Office
Woodford Shale
Granite Wash Formation
Haynesville Shale
Marcellus Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - 60 MMcf/d Langley processing expansion
  - Complete Ranger NGL pipeline

LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 300 MMcf/d gathering capacity
- 490 MMcf/d cryogenic processing
- Infrastructure under construction
  - 455 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 65,000 Bbl/d Mariner West ethane projects

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
7

Distribution Growth * Distributions have been annualized 360% Unit Price Appreciation and 168% Distribution Growth since May 2002 IPO 8 $50.00 $0.00 $10.00 $20.00 $30.00 $40.00 Unit Price ($)

Operations Overview John Mollenkopf

MarkWest Operations Overview and Philosophy Overview Midstream services for more than 3 BCF of gas per day Assets serving major producing basins including several of the new major resource plays in the United States Diverse contractual mix Philosophy Provide exceptional customer service Focus on growth Control costs while building efficient gathering systems and plants Maintain excellent safety and environmental record 10

Growth Driven by Customer Satisfaction Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey 11

Historical Capital Spending 12 Significant Growth Requires Highly Skilled Team

Efficient Capital Spending and Project Execution $2.3 billion invested building new infrastructure since 2006. Projects completed within 1% of original budget 9 gas plants 1,700 miles of gathering pipeline 78 compressor stations Construction contracting strategies Fixed-price, turnkey contracting on plants Competitive bidding Local accountability (operations & engineering jointly responsible) System design attributes Tried and true plant process designs Faster execution due to standardization Common suction for gathering and compression Reliability Multiple marketing and downstream outlets 13

Regulatory and Permitting Strategies Committed to meet or exceed all regulatory requirements Utilization of best-available control technologies for air emissions Active in industry advocate associations Texas Pipeline Association Gas Processors Association Marcellus Shale Coalition 14

Diverse Gathering Volumes in Major Producing Basins Great customer service + Great resource plays + Great execution = Growth for Markwest 15 CAGR = 15%

Rich-Gas Economics 16

Segment Operating Income 17

18 Operating Segments – Contributions to Operating Income 2010 Segment Operating Income 2011 Forecasted Segment Operating Income

Gulf Coast Segment Javelina

Javelina Processing Facility Overview 20 Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 29,000 Bbl/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Hydrogen sales Javelina delivers high quality hydrogen to several refiners Steam Methane Reformer owned and operated by Air Products integrated with Javelina operations

Southwest Segment Western Oklahoma East Texas Southeast Oklahoma

Western Oklahoma System Overview 22 Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Low and medium pressure service Modern highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), CEGT, and NGPL Gathering System 275 MMcf/d current capacity More than 475 miles of pipe More than 50,000 hp of compression Gas Processing Plant 160 MMcf/d cryogenic gas plant Highly fuel efficient

Western Oklahoma Granite Wash Expansion 23 NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Arapaho Plant Foss Lake Foss Lake System Gathering capacity 130 MMcf/d Gathering pipelines 475 Miles Prior to 2008 Arapaho Processing Complex Arapaho I 100 MMcf/d

Western Oklahoma System Overview 24 NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Arapaho Complex Foss Lake 2008-2010 Granite Wash Foss Lake System Gathering capacity 130 MMcf/d Gathering pipelines 200 Miles Arapaho Processing Complex Arapaho I 100 MMcf/d Arapaho II 60 MMcf/d Stiles Ranch – Granite Wash Stiles Ranch System Gathering capacity 100 MMcf/d Gathering pipelines 50 Miles Sweet 16 Pipeline 100 MMcf/d

Western Oklahoma System Overview 25 2011 – Granite Wash Expansion 25 NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Arapaho Complex Foss Lake Foss Lake System Gathering capacity 130 MMcf/d Gathering pipelines 200 Miles Arapaho Processing Complex Arapaho I 100 MMcf/d Arapaho II 60 MMcf/d Arapaho III 75 MMcf/d Stiles Ranch – Granite Wash Stiles Ranch System Gathering capacity 200 MMcf/d Gathering pipelines 50 Miles Sweet 16 Pipeline 175 MMcf/d Compressor Station

Southeast Oklahoma System Overview 26 Competitive advantages Largest Woodford Shale Gathering System Low pressure, highly reliable and fuel efficient In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play Market Access Interconnects to CEGT, CPFS, Enogex, and Arkoma Connector Pipeline with 1.3 Bcf/d of takeaway capacity Arkoma Connector pipeline is a 50/50 joint venture with ArcLight Capital Partners and connects to Midcontinent Express and Gulf Crossing pipelines Gathering System 550 MMcf/d capacity (currently flowing 500 MMcf/d) Incremental expansions ongoing More than 700 miles of mostly large diameter pipe More than 23 compressor stations with 85,000 HP Processing and treating capacity 100 MMcf/d of third-party, rich-gas processing capacity Three CO2 treating plants

East Texas and Other Southwest Overview 27 Other Southwest 11 gathering systems 4 Intrastate gas pipelines Appleby gathering system Travis Peak Haynesville/Bossier Shale East Texas Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak, and Pettit formations Haynesville Shale – currently gathering ~50 MMcf/d and expected to grow Multiple gas and NGL outlets to downstream markets Efficient low-pressure service Separate lean and rich systems Gathering 500 MMcf/d capacity (current throughput 430 MMcf/d) Gas processing 280 MMcf/d cryogenic gas plant

Northeast Segment Appalachia and Michigan

Long-term Appalachian History 29 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction 60 MMcf/d expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

Liberty Segment

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 rich-gas acres
  - Critical gathering, processing, transportation, fractionation, and storage infrastructure
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO and TEPPCO Products Pipeline
  - 300 MMcf/d gathering capacity
  - More than 200 miles of pipe and 40,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current (includes Majorsville II start-up in mid-June)
  - 945 MMcf/d by mid-2012
- **NGL fractionation capacity**
  - 42,000 barrel per day fractionator currently online
  - 60,000 barrel per day fractionator in 2012
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States



MARKWEST ENERGY PARTNERS, L.P. 31

Liberty Marcellus Project History 32 TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas 2008

Liberty Marcellus Project History 33 2009 Houston Processing Complex Houston I 35 MMcf/d 5 Compressor Stations TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas Houston I

Liberty Marcellus Project History

2010



PENNSYLVANIA
Rich Gas
Houston II
Houston I
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
10 compressor stations	
Houston II	120 MMcf/d
C3 Pipeline	TEPPCO Deliveries

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	

MARKWEST ENERGY PARTNERS, L.P. 34

Liberty Marcellus Project History

2011



PENNSYLVANIA
Rich Gas
Houston III
Houston I & II
Majorsville II
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
13 Compressors stations	
C3 Pipeline	TEPPCO Deliveries
Houston III	200 MMcf/d
C3+ Fractionation	42,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

MARKWEST ENERGY PARTNERS, L.P. 35

Liberty Marcellus Project History

2012 Current Planned



PENNSYLVANIA
Rich Gas
Houston I,II,III
Majorsville I,II
Mobley
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
Houston III	200 MMcf/d
16 Compressor stations	
C3 Pipeline	TEPPCO Deliveries
C3+ Fractionation	60,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

Mobley, WV	
Mobley I	120 MMcf/d
NGL Pipeline to Majorsville	

West Virginia	
New Cryogenic gas plant	200 MMcf/d
NGL Pipeline to Mobley	

MARKWEST ENERGY PARTNERS, L.P. 36

Houston Plant Site – June 2008 37

Houston Plant Site – September 2008 38

Houston Plant Site – September 2009 39

Houston Processing and Fractionation Complex – 2010 40

41 Houston Processing and Fractionation Complex – 2011

Majorsville Processing Complex – May 2010 42

Majorsville Processing Complex – 2011 43

Operations Summary 44 High-quality assets in Marcellus, Appalachia, Woodford, East Texas, Granite Wash, and Javelina Impressive and diverse customer base Diverse contractual mix with growing percentage of fee-based contracts Best-of-class operations and engineering teams that are focused on growth Exceptional customer service

Growth and Expansion Opportunities Randy Nickerson

46 2004 2005 2006 2007 2008 2009 2010 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth in resource plays. Acquisitions Develop Emerging Resource Plays Build Base Production MarkWest’s Commitment to Resource Plays 2011F Base Production (Conventional / Tight Sand) Emerging Resource Plays

47 Source: Credit Suisse Resource Play Economics

Critical Service and Consistent Results 48 Maturity Growth Potential Javelina Gulf Coast Segment – Javelina

Gulf Coast Segment – Javelina 49 Critical processing, fractionation, and marketing services to refiners in Corpus Christi Three companies, six refineries Dramatic turn-around in customer relationships since 2005 acquisition Long-term contracts Refiners view Javelina as a critical service Significant increase in demand for the ethane, ethylene, hydrogen, and other Javelina products Demand for Gulf Coast ethane, ethylene, and propylene have increased significantly Substantial profitability for refinery customers

New Opportunities with Long-lived Base Development 50 Maturity Growth Potential Javelina Southwest Segment – Woodford Shale Woodford

CEFS PIPELINE CEGT PIPELINE ARKOMA CONNECTOR PIPELINE MEP PIPELINE GULF CROSSING PIPELINE BTU Content Graphic Scale 900 988 1075 1162 1250 Southwest Segment – Woodford Shale 51 Major producers – Newfield, BP, XTO, PetroQuest, and others Producers are focused on the liquids-rich areas of the play The liquids-rich volumes we process have nearly doubled to more than 100 MMcf/d Liquids-rich focus and consistent drilling activity will continue to deliver solid performance At current activity levels, there are well over 30 years of drilling locations to fully develop the Woodford shale

Continued Expansion with Solid Base 52 Maturity Growth Potential Javelina Southwest Segment – East Texas Woodford East Texas

Southwest Segment – East Texas 53 Haynesville Bossier Shale Strong processing margins drive liquids-rich Cotton Valley production Producers continue to develop rich and lean Haynesville wells behind the Carthage system Recently executed a long-term agreement to support Cotton Valley and Haynesville/Bossier shale expansion by Chevron/PetroQuest Given the multiple production targets, East Texas will continue to be a solid contributor to our DCF for a long time

Ideally Positioned for Additional Growth 54 Maturity Growth Potential Javelina Southwest Segment – Granite Wash Granite Wash Woodford East Texas

Southwest Segment – Granite Wash Linn One of the most profitable and active plays in the US We have an existing base of operations with the ability to cost effectively expand New Granite Wash plays are being developed around our Foss Lake system that should provide additional opportunities With high quality and reliability, MarkWest is ideally positioned to further expand its presence in the Granite Wash and surrounding areas New NGL pipelines will allow us to achieve Belvieu-based pricing 55

Franchise Position with Significant Potential Organic Growth 56 Maturity Growth Potential Javelina Northeast Segment – Appalachia Granite Wash East Texas Woodford Appalachia

Northeast Segment – Appalachia

The acquisition of the Langley gas processing facility and Ranger NGL pipeline solidifies our franchise position and creates enormous potential for future growth



OHIO
Siloam
Cobb
Kenova
WEST VIRGINIA
KENTUCKY
Kermit
Langley
Boldman
Ranger NGL Pipeline
Under Construction
Right of Way
Fractionation Facility
Processing Plant



- **Langley acquisition positions MarkWest for future expansion**
  - Secures largest third-party supply for Siloam for 10+ years
  - Allows us to combine EQT and MarkWest NGL gathering systems to create single, efficient, and extensive NGL infrastructure
  - Ranger NGL right-of-way sets the stage for the eventual connection to the Marcellus NGL infrastructure
  - Creates the ability to potentially capture an additional 40 – 60 MMcf/d of liquids-rich Appalachian gas with limited capital investment
  - Gives us the ability to optimize gas processing in southeastern Kentucky
  - Creates enormous potential as the multiple Appalachian resource plays are developed over the next decade

MARKWEST ENERGY PARTNERS, L.P. 57

Tremendous Liquids-Rich Position and Enormous Growth Opportunity 58 Maturity Growth Potential Javelina Liberty Segment – Marcellus Shale Granite Wash Marcellus East Texas Woodford Appalachia

Marcellus Development Being Evaluated

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d


RICH GAS
Pennsylvania
Ohio
Houston Processing Complex
Houston I, II, and III 355 MMcf/d
Houston IV 200 MMcf/d
C2+ Fractionation 120,000 - 150,000 Bbl/d
Butane isomerization 10,000 Bbl/d
Residue gas pipeline to National fuel, TETCO, & Columbia
RICH GAS
Majorsville Processing Complex
Majorsville I 135 MMcf/d
Majorsville II (3Q11) 135 MMcf/d
NGL pipeline to Houston
Majorsville Processing Complex
Majorsville III 135 MMcf/d
Mobley, WV
Mobley I (mid-2012) 120 MMcf/d
NGL pipeline to Majorsville (mid-2012)
New WV Processing Facility
New cryogenic plant (mid-2012) 200 MMcf/d
NGL pipeline to connect new facility
Mobley, WV
Mobley II 120 MMcf/d
West Virginia
TEPPCO PRODUCTS PIPELINE

MARKWEST ENERGY PARTNERS, L.P. 59

Tremendous Growth Opportunities Connecting the Dots 60 Siloam Kenova Cobb Kermit Boldman Majorsville Houston Langley Mobley

Marcellus Ethane 61 The design of Liberty’s midstream infrastructure includes the ability to recover ethane at the processing complexes and to transport ethane in the NGL gathering system Upon installation of ethane fractionation at the Houston complex, Liberty will be the central production point to deliver ethane into the potential ethane pipeline projects In mid-2011, Liberty will have the processing capacity to recover more than 40,000 barrels per day of ethane 15,000 Bbl/d of ‘must recover’ 25,000 Bbl/d of ‘optional recover’ By mid-2012, Liberty’s processing capacity will increase to recover up to 70,000 barrels per day of ethane 30,000 Bbl/d of ‘must recover’ 40,000 Bbl/d of ‘optional recover’ Marcellus Ethane Production Versus Future Ethane Fractionation Capacity Source: Wells Fargo 0 20 40 60 80 100 120 2010A 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E Ethane Volumes (MBbls/d) Total Recoverable Ethane MWE Fractionation Expansion MWE + Dominion Fractionation Expansion Ethane not extracted (blended with low BTU gas)

Marcellus Ethane Sources and Production 62 Majorsville Processing Complex Mobley Processing Plant Houston Processing Complex 3rd Party Processing Plants 62 Current Future Required Potential Capacity Capacity Recovery Recovery (MMcf/d) (MMcf/d) (MBPD) (MBPD) MW Liberty Houston 355 555 17 40 MW Liberty Majorsville 135 405 12 28 MW Liberty Mobley 0 240 7 17 MW Liberty New Plant 0 200 6 14 3rd Party Plants 300 540 16 38 Misc Other Plants 0 120 4 9 Total 790 2,060 62 146 Processing Plant

Project Mariner Overview 63 Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Massive Utica and Marcellus Shales 64 The Marcellus and Utica shales are enormous and, when combined, are the largest natural gas resource base in North America

65 Liquids-Rich Utica Shale Kenova Siloam Majorsville Mobley Source: EV Energy Partners, L.P.

In the Heart of the Shale Opportunities 66 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale

67 Continued Organic Growth and Selective Acquisitions Strong processing margins should continue to drive activity in all of our operating areas and result in significant incremental cash flows Significant Organic Growth Combined with Focused and Strategic Acquisitions 2004 2005 2006 2007 2008 2009 2010 Acquisitions Develop Emerging Resource Plays Build Base Production 2011F East Texas, Southeast Oklahoma, and Javelina should continue to provide very solid results The Marcellus, Granite Wash, and other operating areas should provide $300 million to $500 million per year of organic growth for at least the next three to five years The Huron and Utica shales, as well as other Appalachian plays, could provide significant additional investment opportunities The Marcellus contribution to distributable cash flow will grow dramatically over the next five years We are in a position to make strategic and focused acquisitions to build on our organic growth

Financial Overview Nancy Buese

Financial Strategy Overview MarkWest is a growth MLP focused on generating strong financial returns and delivering long-term, top-quartile total returns for its unitholders Flexible and responsive to producer requirements Increasing percentage of fee-based business Open to contract structures that allow for participation in NGL upside economics Maintain a solid inventory of quality growth projects that provide strategic value to producer customers Prioritization of projects based on operational and economic considerations Preserve a strong balance sheet to fund growth Maintain adequate liquidity to fund capital and operating requirements Timely funding of capital requirements using a combination of long-term debt and equity Consistent improvement in the metrics that drive credit ratings Disciplined execution of our hedging program 69

2011 DCF and Capital Forecast

2011 DCF forecast of $280 million to $320 million

2011 growth capital forecast of $650 million to $700 million*



Southwest
$80 to $90
Northeast
$270 to $280
Liberty
$300 to $330

Liberty

- Liquids-rich gas gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- New 200 MMcf/d processing facility in WV
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

* Includes the $230 million Langley/Ranger acquisition from EQT

MARKWEST ENERGY PARTNERS, L.P. 70

Capital Markets and Liquidity Update MarkWest focuses on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position During the first quarter of 2011, the Partnership completed one equity offering and two senior note offerings for combined net proceeds of $630 million The proceeds were used to fund the $230 million EQT acquisition as well as the refinancing of $272 million of the 2016 senior notes and $166 million of the 2018 senior notes The refinancing resulted in a reduction of annual interest expense of approximately $6 million dollars and significantly extended the maturity of the Partnership’s debt, with the next maturity in 2018 Overall, the Partnership’s weighted average cost of capital has come down by more than 200 basis points in the past year, and the Partnership has funded its capital requirements well in advance of its needs 71 As of early May 2011, MarkWest had ~$550 million of available liquidity to fund capital expenditures

Capital Structure ($ in millions) As of December 31, 2010 As of March 31, 2011 Cash $ 67.5 $ 73.2 Credit Facility – 139.2 8-1/2% Senior Notes due 2016 274.3 2.8 8-3/4% Senior Notes due 2018 499.1 333.8 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 – 499.0 Total Debt $ 1,273.4 $ 1,474.8 Total Equity $ 1,536.0 $ 1,546.1 Total Capitalization $ 2,809.4 $ 3,020.9 LTM Adjusted EBITDA (1) $ 333.1 $ 340.8 Total Debt / Capitalization 45% 49% Total Debt / LTM Adjusted EBITDA (2) 3.5x 3.8x Adjusted EBITDA / Interest Expense (2) 3.5x 3.6x Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 72

Rating Agency Update 73 We are committed to achieving consistent improvement in the metrics that drive credit ratings As a result of our consistent financial performance and future outlook, we have received upgrades from the rating agencies in the past year S&P Moody's Fitch AAA Aaa AAA AA+ Aa1 AA+ AA Aa2 AA AA- Aa3 AA- A+ A1 A+ A A2 A A- A3 A- BBB+ Baa1 BBB+ BBB Baa2 BBB BBB- Baa3 BBB- Investment Grade BB+ Ba1 BB+ BB Ba2 BB BB- Ba3 BB- B+ B1 B+ B B2 B B- B3 B- CCC+ Caa1 CCC CCC Caa2 CC CCC- Caa3 C CC Ca DDD C C DD D D denotes current Senior Notes rating

Cost of Equity Capital 74 Source: Morgan Stanley / FactSet 0% 2% 4% 6% 8% 10% 12% 14% ETP KMP PAA GLP NS TLP NGLS DPM HEP BWP SXL WPZ NKA RGNC OKS CPNO EEP TCLP CMLP XTEX BPL SEP PNG EPB GEL EPD MWE CHKM MMP EROC APL WES DEP Cost of Equity Capital Common Unit Yield IDR Load

Risk Management Program We remain committed to the disciplined execution of our rolling 36-month hedging program to manage the risk associated with commodity price exposure and to lock in future cash flows We execute direct product and crude proxy hedges using a combination of collars, swaps, and puts We conservatively set our hedge positions to ensure we have physical production to support our hedges The DCF sensitivity table that we publish each quarter reflects our current volume forecast and represents the impact of our hedge program The table provides a view of annual DCF at a variety of assumptions regarding crude price, natural gas price, and NGL correlations 75

Risk Management Program 76 2011 – 2014 Combined Hedge Percentage NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Three months ended March 31, 2011 Net Operating Margin including Hedges Three months ended March 31, 2011 Net Operating Margin by Contract Type Fully Hedged Fee-Based / Hedged 66%

2011 Forecasted DCF Sensitivity Table Natural Gas Price Crude Oil Price NGL Correlation $4.00 $4.50 $5.00 $5.50 $6.00 $120 A $ 404 $ 399 $ 394 $ 390 $ 385 B $ 354 $ 349 $ 344 $ 339 $ 335 C $ 307 $ 302 $ 297 $ 292 $ 288 $110 A $ 382 $ 377 $ 372 $ 367 $ 363 B $ 336 $ 331 $ 327 $ 322 $ 317 C $ 294 $ 289 $ 284 $ 279 $ 275 $100 A $ 359 $ 355 $ 350 $ 345 $ 340 B $ 320 $ 315 $ 310 $ 305 $ 301 C $ 281 $ 276 $ 271 $ 266 $ 262 $90 A $ 337 $ 332 $ 328 $ 323 $ 318 B $ 303 $ 298 $ 293 $ 289 $ 284 C $ 268 $ 263 $ 258 $ 253 $ 249 $80 A $ 315 $ 310 $ 305 $ 300 $ 296 B $ 284 $ 279 $ 274 $ 269 $ 265 C $ 253 $ 248 $ 243 $ 238 $ 234 NOTE: The table is based on information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity. Estimated Range of 2011 DCF ($ in millions) The table reflects an estimate of the range of DCF for 2011 at the noted crude oil and natural gas prices based on three natural gas liquids (NGL) correlation scenarios, including: (A) One standard deviation above the three-year NGL correlation to crude (B) Three-year NGL correlation to crude (C) One standard deviation below the three-year NGL correlation to crude The table further assumes derivative instruments outstanding as of May 2, 2011, and production volumes estimated through December 31, 2011 The range of stated hypothetical changes in commodity prices considers current and historic market performance. 77

Research Analyst Summary Financial Institution Target Price Rating Barclays $ 50.00 Overweight J.P. Morgan $ 49.00 Overweight Morgan Keegan $ 57.00 Outperform Morgan Stanley $ 50.00 Equal-weight RBC Capital Markets $ 51.00 Outperform Stifel Nicolaus $ 50.00 Buy UBS $ 51.00 Buy Wells Fargo Securities $ 49.50 Market Perform 78

Closing Comments Frank Semple

Significant Accomplishments Since June 2010 Investor Conference Operational Total gathering volumes increased by approximately 15% Commenced operations of the 135 MMcf/d Majorsville I processing complex Commenced operations of the 42,000 Bbl/d depropanizer (partial fractionation) at Houston complex Commenced operations of the 200 MMcf/d Houston III processing facility Announced construction of the 135 MMcf/d Majorsville II processing facility Announced construction of the 120 MMcf/d Mobley processing complex Announced construction of the 75 MMcf/d Arapaho processing complex and pipeline expansion Commercial Announced Mariner projects Executed long-term agreements with Chesapeake and Statoil for midstream services at Majorsville Closed $230 million acquisition EQT acquisition Executed long-term agreement with EQT Corporation to construct 120 MMcf/d Mobley processing complex Executed long-term agreement to construct a 200 MMcf/d processing plant in WV and to extend the NGL gathering system Financial DCF increased ~20% (1Q11 vs 1Q10) and Adjusted EBITDA increased ~25% (1Q11 LTM vs 1Q10 LTM) Increased distributions by 5% on an annualized basis Executed $705 million revolving credit facility Completed one equity transaction and three senior note offerings for combined net proceeds of $1.1B Refinanced the 2016 senior notes and a portion of the 2018 senior notes Received upgrades from rating agencies 80

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver sustainable distribution growth EXECUTE, EXECUTE, EXECUTE !!! 81

Questions & Answers

Appendix

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2010 Three months ended March 31, 2011 Net (loss) income $ 31.1 $ (74.7) Depreciation, amortization, impairment, and other non-cash operating expenses 167.7 47.4 Loss on redemption of debt, net of tax benefit 42.0 39.5 Non-cash earnings from unconsolidated affiliates (1.6) 0.5 Distributions from unconsolidated affiliates 2.5 – Non-cash derivative activity 23.9 79.8 Non-cash compensation expense 7.5 1.6 Provision for income tax – deferred (4.5) (14.2) Cash adjustment for non-controlling interest of consolidated subsidiaries (30.6) (12.5) Revenue deferral adjustment – 7.9 Other 13.1 3.2 Maintenance capital expenditures, net (10.0) (2.4) Distributable cash flow (DCF) $ 241.1 $ 76.1 Total distributions declared for period $ 186.0 $ 50.4 Distribution coverage ratio (DCF / Total distributions declared) 1.30x 1.51x 84

Reconciliation of Adjusted EBITDA ($ in millions) Year ended December 31, 2009 Year ended December 31, 2010 LTM ended March 31, 2011 Net income (loss) $ (113.4) $ 31.1 $ (69.6) Non-cash compensation expense 3.9 7.5 5.2 Non-cash derivative activity 222.8 24.7 103.3 Interest expense 1 94.6 105.2 108.5 Depreciation, amortization, impairments, and other non-cash operating expenses 144.4 167.7 176.5 Loss on redemption of debt – 46.3 89.6 Provision for income tax (42.0) 3.2 (15.3) Gain on sale of unconsolidated affiliate (6.8) – – Adjustment for cash flow from unconsolidated affiliates (1.7) 1.0 1.4 Adjustment related to non-wholly owned, consolidated subsidiaries (22.6) (52.3) (57.1) Other – (1.3) (1.7) Adjusted EBITDA $ 279.2 $ 333.1 $ 340.8 (1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer. 85

Reconciliation of Net Operating Margin ($ in millions) Year ended December 31, 2010 Three months ended March 31, 2011 Income (loss) from operations $ 188.5 $ (15.3) Facility expense 151.4 39.4 Derivative activity 80.4 102.1 Revenue deferral adjustment – 7.9 Selling, general and administrative expenses 75.3 21.7 Depreciation 123.2 34.4 Amortization of intangible assets 40.8 10.8 Loss on disposal of property, plant, and equipment 3.1 2.1 Accretion of asset retirement obligations 0.2 0.1 Net operating margin $ 662.9 $ 203.2 86

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com